UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Striker Oil & Gas, Inc.
(Name of Registrant As Specified In Its Charter)

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STRIKER OIL & GAS, INC
5075 Westheimer, Suite 975
Houston, Texas 77056
(713) 402-6700

October 22, 2008

Dear Stockholders:

I am writing to inform our stockholders that the Board of Directors and the holders of a majority of our outstanding shares of Striker Oil & Gas, Inc. (the “Company”) common stock have approved the following:

 (i) an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Nevada Secretary of State (if necessary) no later than December 31, 2009;

(ii) the adoption of the Company’s 2008 Stock Option Plan (the “Plan”); and

The record date for the determination of shareholders entitled to receive notice on the preceding items was October 22, 2008.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate that the action contemplated herein will be effected on or about the close of business on October 22, 2008.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons.

WE ARE NOT ASKING FOR YOUR PROXY because the written consent of shareholders satisfies any applicable shareholder voting requirement of Nevada corporate law, our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes.  Please read the accompanying Information Statement carefully.

Sincerely,
/s/ Kevan Casey
Kevan Casey
Chief Executive Officer

STRIKER OIL & GAS, INC

Information Statement

This information statement is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the related rules and regulations.  Our Board of Directors and the holders of a majority of our outstanding shares have approved the proposed amendments to our Articles of Incorporation.  Accordingly, your consent is not required and is not being solicited in connection with this action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about November 7, 2008, to all shareholders of record of Striker Oil & Gas, Inc. (the “Company”).  It is being furnished in connection with the following actions, which were approved by the unanimous consent of our Board of Directors and the written consent of shareholders owning 12,180,889 shares or 52.1% of the outstanding shares of our common stock:

(i) an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Nevada Secretary of State (if necessary) no later than December 31, 2009; and

(v) the adoption of the Company’s 2008 Stock Option Plan (the “Plan”); and

Te record date established by the Board of Directors for purposes of determining the number of outstanding shares of voting capital stock was October 22, 2008 (the “Record Date”).  As of the Record Date, there were 23,376,351 shares of our common stock issued and outstanding.  The common stock constitutes the only outstanding class of voting securities.  Each share of common stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Under Nevada corporate law (“Nevada Law”), our Articles of Incorporation and our Bylaws, all activities requiring shareholder approval may be taken by obtaining the written consent and approval of shareholders having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to Nevada Law, a vote by 51% of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to effect the amendments to the Articles of Incorporation.

Pursuant to regulations promulgated under the Exchange Act, as amended, the proposals may not be effected until at least twenty (20) calendar days after this Information Statement is sent or given to our shareholders.  This Information Statement has first been sent to the shareholders on or about November 7, 2008.

I.           REVERSE STOCK SPLIT

Our Board of Directors and majority shareholders holding in excess of 51% of the shares of common stock have given the Board authorization to implement the reverse split.  The following discussion summarizes the material aspects of the reverse split:

As of October 22, 2008, the Company had 23,376,351 shares of common stock issued and outstanding.  Based on the number of shares currently issued and outstanding, immediately following the reverse split the Company would have approximately 11,688,176 common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and 2,337,635 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10.  Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction within 11,688,176 and 2,337,635 shares.

Neither the number of authorized shares of the Company nor the par value of the shares of our common stock will be changed in connection with the reverse split.  The Board considered reducing the number of authorized shares of common stock, but determined that the availability of additional shares was necessary in order for the Company to consummate future financing transactions or business combinations.  The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for corporate purposes.

The reverse split will be realized simultaneously and in the same ratio for all shares of the common stock.  All holders of common stock will be affected uniformly by the reverse split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the reverse split.  In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of common stock.  In addition, the split will not affect any holder of our common stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of common stock will remain fully paid and non-assessable.

The Board of Directors will determine the exact ratio of the reverse split and the actual time of filing of the Articles of Amendment, provided that such amendment is filed no later than December 31, 2009.  The reverse split will be effective upon the filing of an Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada.

The Board reserves the right, without further action by shareholders, to elect not to proceed with the reverse split if the Board determines that the reverse split is no longer in the best interests of the Company and its shareholders.

Reasons for the Reverse Split

The Company does not currently have any plans or arrangements to acquire any new specific business or company.  The primary purpose for effecting the reverse split is to increase the trading price of our common stock and decrease the number of outstanding shares of our common stock so as to make our common stock more attractive to institutional investors, and facilitate investment in the Company, and create more credibility for the Company by having fewer shares with a higher trading share price.

The Company believes that the reverse split will provide better flexibility in acquiring operating businesses and raising additional capital in the future.  Among other things, the reverse split will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, and acquiring or investing in complementary businesses or products.

In determining to authorize the reverse split, and in light of the foregoing, our Board of Directors considered, among other things, that a sustained higher per share price of our common stock, which should result from the reverse split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company.  Our Board of Directors has determined that investors who would otherwise be potential investors in our common stock would prefer to invest in shares that trade in a price range higher than the range in which our common stock currently trades.  On October 17, 2008, the closing sale price of our common stock on the Over-The-Counter Bulletin Board was $0.19.  In theory, the reverse split should cause the trading price of a share of our common stock after the reverse split to be between two and ten times what it would have been if the reverse split had not taken place, depending on the ratio selected by the Board.  However, this will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels.  For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks.  Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Our Board of Directors believes that, to the extent that the price per share of our common stock remains at a higher per share price as a result of the reverse split, some of these concerns may be ameliorated.  The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our common stock.

Shareholders should recognize that once the reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse split divided by a number between two and ten).  While we expect that the reverse split will result in an increase in the per share price of our common stock, the reverse split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding.  It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.  The history of similar reverse splits for companies in similar circumstances is varied.

Once the reverse split is effected and should the per share price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse split.  Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split.

In addition, the reverse split will likely increase the number of shareholders who own “odd lots” (stockholdings in amounts of less than 100 shares).  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Any reduction in brokerage commissions resulting from the reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the reverse split.

Finally, the number of authorized but unissued shares of our common stock relative to the number of issued shares of our common stock will be increased.  This increased number of authorized but unissued shares of our common stock could be issued by the Board without further shareholder approval, which could result in dilution to the holders of our common stock.  The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction.  The reverse split is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company.

Principal Effects of the Reverse Split

General

The reverse split will affect all holders of our common stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our common stock be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split, as described below.  As a result of the reverse split, the par value of the Company’s common stock will not change and will remain at $0.001 regardless of the ratio determined by the Board of Directors for the reverse split.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  The reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder.  Our common stock is currently traded, and following the reverse split will continue to be traded, on the Over-The-Counter Bulletin Board.  However, our common stock will be traded under a new symbol, subject to our continued satisfaction of the OTCBB listing requirements, which we will request once the reverse stock split is complete.  Note, however, that the CUSIP number for our common stock will also change in connection with the reverse split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Accounting Matters

The reverse split will not affect total shareholders’ equity on our balance sheet.  As a result of the reverse split, the stated capital component attributable to our common stock will be reduced to an amount equal to between one-half and one-tenth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital component is reduced.  The per share net loss and net book value per share of our common stock will be increased as a result of the reverse split because there will be fewer shares of our common stock outstanding.

Procedure for Effecting the Reverse Split and Filing the Certificate of Amendment

Generally

The Board of Directors will file the Articles of Amendment, which will not reflect a change in the par value of the Company’s common stock as a result of the reverse split with the Secretary of State of the State of Nevada.  The reverse split will become effective as of 5:00 p.m. eastern time on the date of filing, which time on such date will be referred to as the “effective time.”  At the effective time, each lot of between two and ten shares of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of common stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-reverse split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-reverse split shares.  However, a shareholder will not be entitled to receive any dividends or distributions payable after the Articles of Amendment is effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.  From and after the effective time, any certificates formerly representing pre-reverse split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse split shares.  SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In connection with the reverse split, our common stock will change its current CUSIP number.  This new CUSIP number will appear on any new certificates representing post-reverse split shares of our common stock.

Approval of the Amendment

On September 3, 2008, our Board of Directors, believing it to be in the best interests of the Company, approved the proposed amendment to our Articles of Incorporation to effect the reverse split.  To avoid the significant costs and delays associated with holding a meeting, our Board elected to seek approval of the amendment by written consent of our majority stockholders.  On that record date of October 22, 2008, four holders of 12,180,889 shares of our common stock, which represented approximately 52.1% of the shares entitled to vote on the amendment to the articles, consented in writing without a meeting to the amendment.  As a result, no further votes are required to adopt the amendment.

Timing of the Amendment

The proposed amendment to the Company’s articles of incorporation will become effective upon filing of an Article of Amendment to our Articles of Incorporation with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the proposed amendment may not be filed until twenty (20) calendar days after the mailing of this Information Statement to our stockholders.  We anticipate filing the amendment immediately following the expiration of the twenty-day waiting period.  However, our Board of Directors retains discretion under Nevada Law not to implement the amendment.  If our Board exercises this discretion, our articles will not change.

II.           ADOPTION OF THE 2008 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2008 Stock Option Plan (the “Plan”) in September 2008.  The purpose of the Plan is intended to advance the best interests of the Company, its affiliates and stockholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the Plan which is qualified in its entirety by the plan attached hereto as Exhibit A.

General Administration of the Plan

The Plan will be administered by the Company’s Compensation Committee, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and restricted stock.

It is intended that the Committee shall be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries.  The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the Plan.

Shares Subject to the Plan

Subject to adjustment as described below, a maximum of 4,000,000 shares of Company common stock may be issued under the Plan.  If an award terminates or expires without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% stockholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant.  The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof.  The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant.  The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise.  At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof.  Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years.  Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Restricted Stock

Under the Plan, the Committee may award restricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions on such shares, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of restricted stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Performance Shares

The Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the Plan), an unexercised option shall automatically accelerate so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) materially increase the number of shares of Company common stock reserved for issuance under the Plan, (c) materially modify the requirements to eligibility for participation in the Plan, or (d) would cause the Company to be unable to grant Incentive Options.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition.  Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares.  If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

Plan Benefits

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, other than provided for below, are not presently determinable.  If the shareholders approve the Plan, such grants and awards will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the “Report of the Compensation Committee.”

In April 2008, the Board of Directors granted stock options to purchase common stock pursuant to the Plan, subject to shareholder approval of Plan.  The following table describes the number of shares of common stock underlying options that have been granted subject to the Plan on a pre-split basis:

Name	Number of Shares	Exercise Price	Value (1)
James T. DeGraffenreid	150,000	$0.50	$107,158
Robert Wonish	600,000	$0.50	571,514
Executive Group (includes 1 officers)	750,000		$678,672

Non-Executive Director Group (includes directors)	--	--	--
Non-Executive Officer Employee Group	--	--	--

(1)	Calculated using the Black-Scholes option pricing model.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2007, with respect to the Company’s compensation plans under which common stock is authorized for issuance.  We believe that the exercise price for all of the options set forth below reflects fair market value.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Plan Category	(A)	(B)	(C)
Equity Compensation Plans Approved by Security Holders	2,825,333	$0.530	604,295
Equity Compensation Plans not Approved by Security Holders	6,000,000	$0.203	2,000,000
Total	8,825,333		2,604,295

Adoption of the Plan

In September 2008, our Board of Directors, believing it to be in the best interests of the Company, approved the Plan.  To avoid the significant costs and delays associated with holding a meeting, our Board elected to seek the adoption of the Plan by written consent of our majority stockholders.  On the record date of October 22, 2008, four holders of 12,180,889 shares of our common stock, which represented approximately 52.1% of the shares entitled to vote on the adoption of the Plan, consented in writing without a meeting to the adoption of the Plan.  As a result, no further votes are required to adopt the Plan.

Timing of the Adoption of the Plan

The adoption of the Plan will become effective twenty (20) calendar days after the mailing of this information statement to our stockholders.

OTHER MATTERS

Record Date

Our board of directors has fixed the close of business on October 22, 2008, as the record date for the determination of stockholders who are entitled to receive this information statement.  There were 23,376,351 shares of our common stock issued and outstanding on the record date.  We anticipate that this information statement will be mailed on or about October 22, 2008, to all stockholders of record as of the record date.

Cost of this Information Statement

The entire cost of furnishing this information statement will be borne by the company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our common stock held of record by them.

Dissenter’s Rights

Under Nevada Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the proposed amendment to the company’s articles of incorporation, the election of directors, the adoption of the Plan or the ratification of the auditors.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

We feel that no affiliate of the company has any interest in the proposed name change and the reverse split, beyond general interest shared by all stockholders to see the company move its business plans forward.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters.  You may read and copy any document that we file at the public reference facilities of the SEC in Washington, D.C.  You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  Our SEC filings are also available on the SEC’s website at www.sec.gov.

MISCELLANEOUS

If you have any questions about this Information Statement you should contact:

STRIKER OIL & GAS, INC.
5075 Westheimer, Suite 975
Houston, Texas 77056
(713) 402-6700

We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement.  This Information Statement is dated October 22, 2008.

You should not assume that the information contained in this Information Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Information Statement).

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the amendments to the Company’s Articles of Incorporation, the election of directors, the adoption of the Plan and the ratification of the auditors.  Your consent to the amendments to the Company’s Articles of Incorporation, the election of directors, the adoption of the Plan, nor the ratification of the auditors is required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

By Order of the Board of Directors,

/s/ Kevan Casey
Kevan Casey
Chief Executive Officer

EXHIBIT “A”

STRIKER OIL & GAS, INC.
2008 Stock Option Plan

ARTICLE I - PLAN

1.1           Purpose.  This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2           Rule 16b-3 Plan.  The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act.  To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3           Effective Date of Plan.   The Plan shall be effective October 22, 2008 (the “Effective Date”), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders’ meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders.  No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1           “Affiliate” means any subsidiary corporation.  The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2           “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

2.3           “Board of Directors” means the board of directors of the Company.

2.4           “Code” means the Internal Revenue Code of 1986, as amended.

2.5           “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

2.6           “Company” means Striker Oil & Gas, Inc., a Nevada corporation.

2.7           “Consultant” means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8           “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9           “Employee” means a person employed by the Company or any Affiliate to whom an Award is granted.

2.10           “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.11           “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.12           “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13           “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14           “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15           “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16           “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17           “Plan” means the Striker Oil & Gas, Inc. 2008 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18           “Plan Year” means the Company’s fiscal year.

2.19           “Performance Stock Award” means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20           “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged.  The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21           “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22           “Restricted Stock Award” means an Award of Restricted Stock.

2.23           “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award.  The Committee shall determine the Restricted Stock Purchase Price.  It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24           “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25           “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26           “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate.  An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time.  However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director.  The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1           Authority to Grant Awards.   The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan.  The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2           Dedicated Shares.   The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 4,000,000 shares.  The shares may be treasury shares or authorized but unissued shares.  The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.  In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3           Non-transferability.  Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4.  Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4           Requirements of Law.  The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority.  Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding, and conclusive.  The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law.  The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5           Changes in the Company’s Capital Structure.

(a)           The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b)           If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)           Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation.  Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction.  The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding.  The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)           All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration.  The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c)           After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d)           In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e)           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6           Election under Section 83(b) of the Code.  No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee.  Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1           Type of Option.  The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option.  Incentive Stock Options may only be granted to Employees.

5.2           Option Exercise Price.  The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of:  (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted.  The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value.  In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.   The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3           Duration of Options and SARS.  No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted.  In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4           Amount Exercisable -- Incentive Options.   Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding.  To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option.  In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5           Exercise of Options.  Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a)           cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)           stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)           an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d)           an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)           any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6           Stock Appreciation Rights.  All Eligible Persons shall be eligible to receive Stock Appreciation Rights.  The Committee shall determine the SAR to be awarded from time to time to any Eligible Person.  The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company.  If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7           Stock Appreciation Rights in Tandem with Options.  Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock.  In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan.  Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8           Conditions of Stock Appreciation Rights.  All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9           Payment of Stock Appreciation Rights.  The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR.  The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement.  If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10           Exercise on Termination of Employment.  Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability.  The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.  Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment.  Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

5.11           Death.  If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement.  After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12           Retirement.  Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13           Disability.  If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14           Substitution Options.  Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company.  The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15           Reload Options.   Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option.   Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16           No Rights as Stockholder.  No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

6.1           Restricted Stock Awards.  The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant.  Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement.  The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2           Restrictions.  Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)           a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)           a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)           a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d)           unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3           Stock Certificate.   Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Striker Oil & Gas,, Inc. 2008 Stock Option Plan, and an agreement entered into between the registered owner and the Company.  A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4           Rights as Stockholder.   Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.  Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently.  Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5           Lapse of Restrictions.  At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law.  By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6           Restriction Period.  No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1           Award of Performance Stock.  The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder.  The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).  The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met.  The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2           Performance Goals.  Performance goals determined by the Committee may be based on specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3           Eligibility.  The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

7.4           Certificate of Performance.  The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.  If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.  However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion.  If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan.   All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee.  A majority of the members of the Committee shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options.  In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)           determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)           determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)           determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)           accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)           define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)           prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)           make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s stockholders.  Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE X - MISCELLANEOUS

10.1           No Establishment of a Trust Fund.   No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan.  All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2           No Employment Obligation.  The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person.  The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3           Forfeiture.  Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate.  Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final.  No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4           Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock.  In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise.  The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5           Written Agreement.  Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company.  The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

10.6           Indemnification of the Committee and the Board of Directors.  With respect  to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors.  However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors.  In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense.  This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7           Gender.  If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8           Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9           Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10           Other Options or Awards.  The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

           10.11           Governing Law.  The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.